Asset Acquisition	12 Months Ended
Jun. 30, 2019
Asset Acquisition [Abstract]
ASSET ACQUISITION
5.	ASSET ACQUISITION

In November 2018 and January 2019, Hunan MYT entered into one Asset Purchase Agreement with Your Ladyship Tea Beverage Co., Ltd. ("Your Ladyship Tea") to acquire assets, including inventories, property and equipment, tea shop rental contracts, related to three tea shops, respectively. The total cash consideration was $586,313. As of June 30, 2019, the Company made all consideration to the Your Ladyship Tea. There were no material direct transaction costs related to the transaction.

In allocating the purchase price, the Company recorded all assets acquired and liabilities assumed at fair value. As the acquisition did not meet the definition of a business combination under FASB ASC Topic 805, Business Combinations, the Company accounted for the transaction as an asset acquisition. In an asset acquisition, goodwill is not recognized, but rather any excess consideration transferred over the fair value of the net assets acquired is allocated on a relative fair value basis to the identifiable net assets.

The Company determined the estimated fair values using Level 3 inputs after review and consideration of relevant information, including quoted market prices and estimates made by management. The inventory was valued using the comparative sales method and the property and equipment and rental contracts were valued using the cost approach. Based on the fair value analysis of the net assets acquired, the fair value of assets acquired are as follows:

Fair value of assets acquired

Inventories	$47,340
Property and equipment, net	324,203
Teashop rental contracts	202,980
Transfer costs*	11,790
$586,313

*	the transfer cost was charged to expenses at the acquisition date.